UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 24, 2005



                               VITAL LIVING, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         NEVADA                  000-33211               88-0485596
----------------------------   ------------    ---------------------------------
(State or Other Jurisdiction    (Commission    (IRS Employer Identification No.)
      of Incorporation)        File Number)


                       5080 NORTH 40TH STREET, SUITE #105
                             PHOENIX, ARIZONA 85018
 -------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number, including area code (602) 952-9909


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

             The registrant is furnishing this Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a press release released on May 24, 2005, a copy of which is filed herewith as
Exhibit 99.1.

             The information in this Report on Form 8-K (including the exhibits) is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

             The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the registrant's expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01.  Financial Statements and Exhibits.

       (a)    Financial Statements of Businesses Acquired.

              Not applicable.

       (b)    Pro Forma Financial Information.

              Not applicable.

       (c)    Exhibits.

              Exhibit
              Number
              ------
              99.1 Corrected Press Release dated May 24, 2005 entitled "Vital Living, Inc. Reports Financial Results for the First Quarter of 2005"


                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 26, 2005

                                        VITAL LIVING, INC.

                                        By: /s/ Gregg A. Linn
                                           -------------------------------------
                                           Gregg A. Linn
                                           Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number     Description
-------    -----------

99.1 Corrected Press Release dated May 24, 2005 entitled "Vital Living, Inc. Reports Financial Results for the First Quarter of 2005"